UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2013

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Addison, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 702-9300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 21, 2013, Fiesta Restaurant Group, Inc. (the “Company”) and Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC (collectively, the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC as representative of several underwriters named therein (collectively, the “Underwriters”), relating to the offer and sale (the “Offering”) by the Selling Stockholders in an underwritten secondary public offering of an aggregate of 3,335,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which includes an aggregate of 435,000 shares of Common Stock that the Underwriters purchased from the Selling Stockholders upon exercise of their over-allotment option, at a price of $24.25 per share (before Underwriters discounts and commissions). The Offering closed on March 27, 2013. The Company did not receive any proceeds from the Offering, and did not issue any new shares of its Common Stock in the Offering. Therefore, the Company’s total number of shares of Common Stock outstanding did not change as a result of the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Offering was made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-184866) previously filed with the Securities and Exchange Commission (the “SEC”), a preliminary prospectus supplement (and accompanying prospectus) and a prospectus supplement (and accompanying prospectus) thereunder also filed with the SEC. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of March 21, 2013, among Fiesta Restaurant Group, Inc., Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC and Jefferies LLC as representative of several underwriters named therein

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: March 27, 2013

By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

3